                                                                   EXHIBIT 10.12

                               CUSTODY AGREEMENT

     This CUSTODY AGREEMENT dated as of October 2, 1996, by and among CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation, having an address at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055 ("Buyer"), BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national association, having an address at 3 Park Plaza, 16th Floor, Irvine, California 92614 ("Custodian"), T.A.R. PREFERRED MORTGAGE CORPORATION, having an address at 19782 MacArthur Boulevard, Suite 250, Irvine, California 92715 ("Seller") and ADVANTA MORTGAGE CORP. USA, having an address at 16875 West Bernardo Drive, San Diego, California 92127 ("Servicer").

                                  WITNESSETH:

     WHEREAS, the Seller and the Buyer may from time to time enter into transactions (each, a "Transaction") in which the Buyer agrees to purchase from the Seller certain mortgage loans (the "Mortgage Loans"), with a simultaneous agreement by the Seller to repurchase such Mortgage Loans on a specified date as provided in a Master Repurchase Agreement, dated as of October 2, 1996, between the Seller and the Buyer (the "Master Repurchase Agreement"), a Confirmation between the Seller and the Buyer (the "Confirmation" and a Transaction Notice between the Seller and the Buyer (the "Transaction Notice"); as to each Transaction, the related Confirmation, the Transaction Notice and the Master Repurchase Agreement are referred to collectively as the "Repurchase Agreement");

     WHEREAS, pursuant to the terms of this Agreement and a Servicing Agreement, dated as of March 8, 1996, between the Seller and the Servicer (the "Servicing Agreement"), the Servicer will service the Mortgage Loans for the Buyer; and

     WHEREAS, the Seller has agreed to deliver certain documents with respect to the Mortgage Loans subject to each Transaction to the Custodian, and the Custodian has agreed to take possession of such documents in accordance with the terms and conditions thereof;

     NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto agree as follows:

     1. At least three Business Days (as defined herein) before the effective date for each Transaction (the "Purchase Date"), the Seller shall deliver, or cause to be delivered, to the Custodian and the Buyer a schedule of Mortgage Loans subject to such Transaction containing the information set forth on
Exhibit 1 hereto, in both hard copy and on floppy disk or other electronic medium acceptable to the Custodian and the Buyer ("Mortgage Loan Schedule"), and the Seller shall deliver, or shall cause to be delivered, and shall release to the Custodian the following documents pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule, which documents the Custodian shall hold for the benefit of the Buyer, its successors or assigns, as the owner thereof:

          (i) the original mortgage note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor"), endorsed to the order of or assigned to the Seller by the holder/payee thereof, without recourse, and endorsed by Seller, without recourse, in blank, together with all intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Seller;

          (ii) the original recorded mortgage, deed of trust or other instrument (the "Mortgage") creating a lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property"), naming Seller as the "mortgagee" or "beneficiary" thereof, and bearing on the face thereof the address of Seller, or, if the Mortgage does not name Seller as the mortgagee/beneficiary, the Mortgage, together with an instrument of assignment assigning the Mortgage, individually or together with other Mortgages, to Seller and bearing on the face thereof the address of Seller, and, in either case, bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

          (iii) an original assignment of Mortgage, with the assignee's name left blank, which assignment appears to be in form and substance acceptable for recording and, in the event that the Seller acquired the Mortgage Loan in a merger, the assignment must be by "[Seller], successor by merger to [name of predecessor] ";

          (iv) the original of any intervening assignment of the Mortgage not included in (ii) above, including any warehousing assignment, with evidence of recording thereon;

          (v) the originals of any assumption, modification, extension or guaranty agreement with evidence of recording thereon, if applicable;

          (vi) Limited liability lender's title insurance policy, or, if such policy has not been issued or local state law does not require it, a written commitment or interim binder issued by the title insurance company evidencing that the required title insurance coverage is in effect and unconditionally guaranteeing the holder of the Mortgage Loan that such limited liability lender's title insurance policy will be issued, or an attorney's title opinion in jurisdictions where such evidence of title is customary as determined by the Seller;

          (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located as determined by Seller (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

          (ix) other such documents as the Buyer may reasonably require (based on Seller's approved underwriting guidelines) after notice to the Seller and the Custodian which the Custodian shall have consented to review.

As used herein, "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banks located in the states of New York or California are authorized or permitted to close for business. From time to time, the Servicer shall forward to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan approved by the Servicer. All documents held by the Custodian as to each Mortgage Loan pursuant to this Paragraph 1 are referred to herein as the "Custodian's Mortgage File". On the Business Day immediately preceding the respective Purchase Date for each Transaction, the Seller shall deliver to the Buyer and the Custodian an original Notice of Sale and Trust Receipt, in the form attached hereto as Exhibit 2 (each, a "Trust Receipt"), executed by the Seller, with respect to all of the Mortgage Loans to be sold to the Buyer in connection with such Transaction.

     2. The Buyer hereby appoints the Custodian, in its independent corporate capacity, as the custodian of the Buyer and any successor to or assignee of the Buyer, and the Custodian hereby accepts and agrees to act as custodian for the Buyer and any successor to or assignee of the Buyer in accordance with the terms and conditions of this Agreement. With respect to each Custodian's Mortgage File delivered to the Custodian, the Custodian is solely and exclusively the custodian for the Buyer or its successor or assignee for all purposes (including, but not limited to, the perfection of the security interest of the Buyer in such Mortgage Loans granted by Seller pursuant to Paragraph 6 of the Repurchase Agreement). The Custodian shall hold in its possession all Custodian's Mortgage Files received by it from the Seller from time to time for the sole and exclusive use and benefit of the Buyer and the Buyer's successors and assignees as provided herein and, except as otherwise provided herein, shall make disposition thereof only in accordance with the written instructions of the Buyer. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodian's Mortgage Files received by it in secure and fire-resistant facilities, all in accordance with this Agreement and customary standards for such custody.

     3. When the Custodian has received from the Seller possession of each Custodian's

Mortgage File for the related Transaction, the Custodian shall verify that, except as noted on the Schedule of Exceptions, if any, attached to the related Trust Receipt:

          (a) all documents described in subparagraphs (i)-(iii), (vi) and (ix) of Section 1 of this Agreement are in the Custodian's possession;

          (b) such documents have been reviewed by the Custodian and appear regular on their face and relate to the Mortgage Loans;

          (c) based only on the Custodian's examination of the foregoing documents:

               (i) the information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan, to the extent of items 1, 2, 3, 8, 9, 11 and 13 on Exhibit 1 accurately reflects the information contained in the documents contained in each Custodian's Mortgage File;

               (ii) the Mortgage Note and the Mortgage each bear an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of certified copies of the Mortgage permitted under paragraph l(ii), that such copies bear a reproduction of such signature or signatures;

               (iii) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note;

               (iv) if the Mortgage Note does not name "[Seller]" as the holder or payee, the Mortgage Note bears original endorsements that complete the chain of ownership from the original holder or payee to "[Seller]"; and

               (v) if the Mortgage does not name "[Seller]" as the mortgagee or beneficiary, the original of the Assignment of Mortgage and any intervening assignments of mortgage bear the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of copies permitted under paragraph 1 (ii), that such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to "[Seller]";

          (d) each Mortgage Note has been endorsed as noted in paragraph 1(i) herein and each Assignment of Mortgage has been completed as noted in paragraph l(iii) herein; and

          (e) the limited liability Lender's title insurance policy, or written commitment to issue or interim binder for such policy, is for not less than the original principal amount of the Mortgage Note.

In making such verification, the Custodian may rely conclusively on the Mortgage Loan Schedule and the documents constituting the Custodian's Mortgage File, and the Custodian shall have no obligation to independently verify the correctness of such Mortgage Loan Schedule or any document. Upon completing such verification, the Custodian shall advise the Buyer of its receipt of all such Custodian's Mortgage Files and shall promptly forward to the Buyer the related original trust receipt, in the form attached hereto as Exhibit 2 (each, a "Trust Receipt") executed by the Custodian. If the Custodian has not received the Custodian's Mortgage Files and Mortgage Loan Schedule in a sufficiently timely manner to permit it to forward to the Buyer an original trust receipt for delivery on the Purchase Date, it shall be the obligation of the Seller to effect such delivery on the Purchase Date. If the Custodian determines from such verification that any discrepancy or deficiency exists with respect to a Custodian's Mortgage File, the Custodian shall note such discrepancy on the Schedule of Exceptions attached to the Trust Receipt and the Custodian shall deliver a copy of the Schedule of Exceptions to the Seller and the Buyer.
During the life of the Mortgage Loans, in the event the Custodian discovers any defect with respect to the Custodian's Mortgage File, the Custodian shall give written specification of such defect to the Seller and the Buyer. Except as specifically provided above, the Custodian shall be under no duty to review, inspect or examine such documents to determine that any of them are enforceable or appropriate for their prescribed purpose.

     The Seller shall be solely responsible for providing each and every document required for each Custodian's Mortgage File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Seller or any other person or entity to do so or notifying the Buyer that any such action has or has not been taken.

     The Custodian shall examine the documents received by the Custodian hereunder and shall make the verification specifically provided above. However, the Custodian shall not be responsible for, and shall not certify as to, the value, form, substance, validity, perfection, priority, recordability, genuineness, effectiveness or enforceability of any such documents or be responsible for determining whether any of such documents comply with the definition thereof set forth herein or in the Repurchase Agreement.

     4. Each Trust Receipt, upon initial issuance by the Custodian to the Buyer or reissuance upon transfer, shall be dated the date of issuance thereof and shall evidence the receipt and possession of the Custodian's Mortgage File by the Custodian on behalf of the holder of the Trust Receipt and the holder's right to possess the Custodian's Mortgage File with respect to which that Trust Receipt is issued. Prior to due surrender of a Trust Receipt pursuant to Paragraph 5, the Custodian shall treat the individual person or entity in whose name any Trust Receipt is issued as the individual person or entity entitled to possession of the Custodian's Mortgage File evidenced by such Trust Receipt for all purposes whatsoever, subject to the terms of this Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit 2 to this Agreement and executed by manual signature of an authorized officer of the Custodian, and such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Custodian shall bind the Custodian, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached thereto a schedule, in the format of the Mortgage Loan Schedule, identifying the Mortgage Loans for which the Trust Receipt is issued. The Custodian shall keep a register in which the Custodian shall provide for the registration of transfers of Trust Receipts as herein provided and in which it shall record the name and address of the person to whom each Trust Receipt is issued. In the event that the Trust Receipt is lost, stolen, mutilated or destroyed, the Custodian shall issue a new Trust Receipt to the registered holder of such lost, stolen, mutilated or destroyed Trust Receipt upon receiving a reasonably satisfactory (as determined by the Custodian) commitment from such holder to indemnify the Custodian and hold the Custodian harmless in respect of the issuance of such new Trust Receipt.

     5. (a) The Custodian acknowledges that the Buyer may, but need not, transfer its interest in all or any portion of the Mortgage Loans to one or more subsequent purchasers. In the event the Buyer sells all or a portion of the Mortgage Loans to one or more subsequent Buyers, the Buyer shall, at least one
(1) Business Day prior to the desired receipt date of one or more new Trust Receipts in connection with such sale, deliver to the Custodian written notice that such Buyer will transfer to a subsequent purchaser on the effective date specified therein its interest in the Mortgage Loans identified on a schedule to such notice (the "Notice Schedule") and on the date of such receipt surrender to the Custodian the applicable Trust Receipt. The notice sent by the Buyer to the Custodian shall specify (i) the name of the subsequent purchaser, (ii) the address of the subsequent purchaser (which may be an address in care of the Buyer), (iii) the date of sale, (iv) the original Trust Receipt or Trust Receipts for such Mortgage Loans and (v) the Notice Schedule. Within one (1) Business Day after receipt of a notice from the Buyer as descried herein, the Custodian shall (i) upon the written direction of the Buyer, either deliver the applicable Custodian's Mortgage Files to the subsequent purchaser or issue a Trust Receipt in the name of such purchaser and (ii) make appropriate notations in the Custodian's books and records reflecting that the Custodian's Mortgage Files identified in the Notice Schedule are owned by such subsequent purchaser. The Custodian shall then deliver to the Buyer a new Trust Receipt reflecting all Mortgage Loans with respect to which the Custodian still holds the related Custodian's Mortgage Files on behalf of the Buyer. Every Trust Receipt presented or surrendered for transfer shall be duly endorsed by the holder thereof, or be accompanied by a written instrument of transfer, duly executed by the holder thereof and such holder's prospective transferee. No service charge against the presenter of a Trust Receipt shall be made for any registration or transfer of any Trust Receipt, but the Custodian may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of any Trust Receipt, which shall be paid by the transferee. Each Trust Receipt surrendered for registration of transfer shall be canceled by the Custodian. Any purchaser of a Mortgage Loan shall succeed to all the rights and obligations of the Buyer under this Agreement with respect to such Mortgage Loan and the related Custodian's Mortgage File including in respect of payment of the fees and expenses of the Custodian.

     (b) Written instructions as to the method of shipment and shipper(s) that the Custodian is directed to utilize in connection with (i) the transmission of Custodian's Mortgage Files to Buyer in accordance with this Agreement or (ii) the release of documents to Buyer in any Custodian's Mortgage Files pursuant to Paragraph 6 hereof shall be included by the Buyer in the applicable instructions or consent to release as applicable. The Seller will arrange for the provision of such shipment services to Buyer at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Custodian's Mortgage Files as the Seller deems appropriate. Without limiting the generality of the provisions of Sections 16 and 17 hereof, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Seller, the Servicer or the Buyer, arising out of actions of the Custodian consistent with the instructions of Buyer.

     6. The Seller hereby assigns to the Buyer all of its right, title and interest in, to and under the Servicing Agreement to the extent of the Mortgage Loans. Notwithstanding such assignment, the Seller shall not be relieved hereby of its obligations under the Servicing Agreement to the extent of the Mortgage Loans, and the Seller alone (and not the Buyer) shall be obligated to the Servicer under and to the extent provided in the Servicing Agreement. From and after the date hereof, upon written notice to the Servicer from the Buyer directing the Servicer to do so with respect to specified Mortgage Loans (upon which notice the Seller authorizes the Servicer to conclusively rely), the Servicer shall recognize the Buyer as the owner of the Mortgage Loans and will service the Mortgage Loans for the Buyer. It is the intention of the Seller, the Servicer and the Buyer that this Agreement will be a separate and distinct servicing agreement having the provisions stated in this Section 6 and the Servicing Agreement, provided, however, that the provisions of this Section 6 shall not be construed to limit the Servicer's right to payment (including, but not limited to, payment of Servicing Fees, Additional Servicing Compensation and termination fees under the Servicing Agreement) or to reimbursement from the "Collection Account" as provided in the Servicing Agreement. Such agreement shall be the entire agreement between the Servicer and the Buyer to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. From and after the date hereof and until the Seller repurchases the

Mortgage Loans from the Buyer pursuant to the Repurchase Agreement, the Buyer hereby authorizes and directs the Servicer to remit all income from, and all proceeds of, the Mortgage Loans to the Seller and to otherwise deal with the Seller in all respects pursuant to the Servicing Agreement as if the Seller were the sole party in interest thereunder (as incorporated hereunder and made a part hereof), in each case until otherwise notified in writing by the Buyer. The Buyer shall so notify the Servicer only (a) with respect to Mortgage Loans that are then subject to the Repurchase Agreement (it being that the Servicer is hereby directed and authorized by Seller to accept the Buyer's statement thereof as determinative and to conclusively rely thereon) and (b) in the event that the Buyer determines that the Seller is in default under the Repurchase Agreement or the related agreements, and such notification shall also constitute Buyer's agreement to assume all obligations of "Owner" under the Servicing Agreement from and after such date but not including any representations or warranties or other obligations of T.A.R. Preferred Mortgage Corporation ("Preferred") as such "Owner" which are then outstanding or accrued (for any breach of which Preferred shall remain liable to the Servicer). As between the Buyer and the Seller, the receipt of such income and proceeds by the Seller shall not create nor imply any interest or right whatsoever of the Seller in or to the Mortgage Loans or such income or proceeds. Notwithstanding the foregoing, the Seller shall have no right to terminate or consent to the termination or resignation of the Servicer as servicer of the Mortgage Loans or amend the Servicing Agreement (as incorporated hereunder and made a part hereof) without the prior written consent of the Buyer (which consent shall not be unreasonably withheld).

     In the event that any specific Mortgage Loan document is required by the Servicer pursuant to the Servicing Agreement, either (a) because such Mortgage Loan has been paid in full and is to be released by the Servicer to the maker of the respective Mortgage Note, or (b) to facilitate enforcement and collection procedures with respect to any Mortgage Note, the Servicer shall send to the Custodian and the Buyer a certificate in the form of Exhibit 3. Any Trust Receipt issued while any documents are outstanding with the Servicer shall reflect that the Custodian holds such documents as custodian for the Buyer pursuant to this Agreement, but the Schedule of Exceptions shall specify that the Custodian has released such documents to the Servicer, pursuant to this paragraph. All documents so released to the Servicer shall be held by it in trust for the benefit of the Buyer in accordance with the Servicing Agreement. In the case of documents released pursuant to clause (b) above, the Servicer shall return to the Custodian the Custodian's Mortgage File, or such other documents that have been released to the Servicer, when the Servicer's need therefor in connection with such enforcement or collection procedures no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Servicer to the Custodian in the form annexed hereto as Exhibit 3, the Servicer's receipt shall be released by the Custodian to the Servicer, and the Custodian shall thereupon reflect any such liquidation on the list of Mortgage Loans maintained by it pursuant to
Section 12 of this Agreement.

     7. It is understood that Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Seller, the payment of which, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Seller (except as otherwise provided for herein.)

     8. The Buyer, with or without cause, may (i) require the Custodian to complete the endorsements on the Mortgage Notes, and to complete the Assignments of Mortgages and/or (ii) upon sixty (60) days written notice, remove and discharge the Custodian, or any successor Custodian thereafter appointed, from the performance of its duties under this Agreement by written notice from the Buyer to the Custodian or the successor Custodian, with a copy of such notice to the Seller and the Servicer. Having given notice of such removal, the Buyer shall promptly appoint by written instrument a successor Custodian reasonably acceptable to Seller to act on behalf of the Buyer. One original counterpart of such instrument shall be delivered to the Servicer, and one copy shall be delivered to the Seller and one copy shall be delivered to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed by the Buyer, all of the Custodian's Mortgage Files being administered under this Agreement and shall complete the Assignments of Mortgage and endorse the Mortgage Notes to the successor Custodian, if, and in the form, directed by the Buyer. In the event of any such appointment without cause, the Seller shall not be responsible for any costs of transfer or fees of the successor Custodian in excess of the fees formerly paid to the Custodian. Notwithstanding the foregoing, if the Buyer fails to appoint a successor Custodian within sixty (60) days after written notice is given as provided above, the Custodian shall deliver all of the Custodian's Mortgage Files to the Buyer at the expense of the Buyer upon the expiration of such thirty-day period.

     9. The Custodian may terminate its obligations under this Agreement upon at least sixty (60) days written notice to the Seller, the Servicer and the Buyer. In the event of such termination, the Seller shall appoint a successor Custodian, subject to approval by the Buyer. If the Seller is unable to appoint a successor Custodian within a reasonable period of time, the Buyer shall appoint a successor Custodian. The payment of such successor Custodian's fees and expenses shall be the sole responsibility of the Seller. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Agreement and shall complete the Assignments of Mortgage and endorse the Mortgage Notes as, and if, requested by the Buyer. Notwithstanding the foregoing, if the Seller and the Buyer are unable to appoint a successor Custodian within 60 days after written notice of termination is given as provided above, the Custodian shall deliver all of the Custodian's Mortgage Files to the Buyer at the expense of the Seller upon the expiration of such 60 day period. The Custodian's obligations hereunder shall not in any event be terminated until the Custodian's Mortgage Files have been delivered to the successor Custodian or to the Buyer. In the event of termination by the Custodian, the Custodian shall pay the cost of transporting the Mortgage Files to the successor custodian or the Buyer, as applicable.

     10. Upon reasonable prior written notice to the Custodian, the Buyer and the Servicer, and their agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodian's Mortgage Files.

     11. The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance and document hazard insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by institutions that act as custodian in similar transactions.

     12. Monthly, on or before the tenth (10th) day of the month, as to Mortgage Loans in the Custodian's possession at the end of the immediately preceding month, and within one (1) Business Day of the reasonable request of the Buyer or Seller at any other time, the Custodian shall provide to the Buyer and the Servicer, a list of all the Mortgage Loans for which Custodian holds a Custodian's Mortgage File pursuant to this Agreement and a list of documents missing from each Custodian's Mortgage File. Such list may be in the form of a copy of the Mortgage Loan Schedules with manual deletions to specifically denote any Mortgage Loans paid off, liquidated or repurchased since the date of this Agreement. In addition, twice monthly on such dates as Custodian and Buyer may agree, the Custodian shall provide to the Buyer an aging report in a form to be mutually agreed upon by Buyer and Custodian.

     13. Upon the reasonable request, and at the expense, of the Buyer at any time, the Custodian shall provide the Buyer with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents contained in the Custodian's Mortgage File relating to one or more of the Mortgage Loans.

     14. By execution of this Agreement, the Custodian warrants that it does not currently hold, and during the existence of this Agreement shall not hold, any adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest that it may have in any Mortgage Loan as of the date hereof. Notwithstanding any other provisions of this Agreement and without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian may otherwise have against all or any part of a Custodian's Mortgage File, Mortgage Loan or proceeds of either.

     15. Each authorized representative (an "Authorized Representative") of the Buyer is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Buyer and the specimen signature for each such Authorized Representative of the Buyer initially authorized hereunder is set forth on
Exhibit 4 hereof. From time to time, the Buyer shall deliver to the Custodian a revised Exhibit 4, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit 4 until receipt of a superseding Exhibit 4. Each Authorized Representative of the Seller is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Seller and the specimen signature for each such Authorized Representative of the Seller initially authorized hereunder is set forth on
Exhibit 5 hereof. From time to time, the Seller shall deliver to the Custodian a revised Exhibit 5, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit 5 until receipt of a superseding Exhibit 5. Each Authorized Representative of the Servicer is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Servicer and the specimen signature for each such Authorized Representative of the Servicer and its agent initially authorized hereunder is set forth on Exhibit 6 hereof. From time to time, the Servicer shall deliver to the Custodian a revised Exhibit 6, reflecting changes in the information previously given, but the Custodian shall be entitled to rely conclusively on the last Exhibit 6 until receipt of a superseding Exhibit 6.

     16. The Seller hereby agrees to reimburse, indemnify and hold harmless the Custodian, its directors, officers, employees or agents from and against any and all liability, loss cost and expense, including reasonable fees and expenses of counsel, arising from or in connection with or relating to the Custodian's execution and performance of this Agreement, unless such liability, loss, cost or expense was imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by lack of good faith, negligence or willful misconduct on the part of the Custodian or any of its directors, officers, employees or agents; provided that, in the event that any liability is imposed by a final judgment by a court of competent jurisdiction on the Custodian due to the negligence of the Custodian or any of its directors, officers, employees or agents, which court has determined that other third parties shared the liability of the Custodian due to their contributory negligence, then the Seller shall reimburse the Custodian for the amount, if any, paid by the Custodian in excess of the percentage of such liability attributable to the negligence of the Custodian or any of its directors, officers, employees or agents to the extent such amount has not been recovered and is not recoverable by the Custodian from any third party. The foregoing indemnification shall survive any termination of this Agreement and the Custodian hereunder.

     17. The duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. The Custodian shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors or assigns. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder, nor shall the Custodian delegate or appoint any other person or entity to perform or carry out any of its duties, responsibilities or obligations under this Agreement (except as provided in Paragraph 17(g) hereof) without the prior written consent of the Seller and the Buyer, which consent shall not be unreasonably withheld. No representations, warranties, covenants (other than those expressly made by the Custodian in this Agreement) or obligations of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder. Without limiting the generality of the foregoing, the Custodian:

     (a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed in writing by the parties hereto, shall be under no responsibility or duty with respect to the disposition of any Mortgage Loan documents while such Mortgage Loan documents are not in its possession and shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities;

     (b) may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document or, to the extent permitted hereby, communication by fax furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented or, to the extent permitted hereby, communicated by fax by the proper party or parties and conforming to the requirements of this Agreement. The Custodian may rely upon the validity of documents and, to the extent permitted hereby, communications by fax executed by an Authorized Representative of the Seller, the Servicer or the Buyer, delivered to it without investigation as to their authenticity or legal effectiveness, and the Seller, will hold the Custodian harmless from any claims which may arise or be asserted against the Custodian because of the invalidity of any such documents or communications by fax. The Custodian shall not be responsible to the Buyer or any other party for recitals, statements or warranties or representations of the Seller or the Servicer contained herein, or in any document or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein;

     (c) may request instructions from the Buyer with respect to any act, action or failure to act in connection with this Agreement, and shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Buyer without incurring any liability thereof or to the Buyer, the Seller or any other person;

     (d) if the Custodian shall have at any time received conflicting instructions from the Buyer and the Seller with respect to any of the Custodian's Mortgage Files and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall be entitled to rely on the instructions of the Buyer;

     (e) may consult counsel satisfactory to it (including counsel for the Seller and the Buyer) and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in furtherance of its duties hereunder, in accordance with the opinion of such counsel;

     (f) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of its grossly negligent performance or omission or wilful misconduct; and

     (g) may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys, provided, however, that the execution of such trusts or powers by any such agents or attorneys shall not diminish, or relieve the Custodian for, responsibility therefor to the same degree as if the Custodian itself had executed such trusts or powers.

     18. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

     19. The Buyer shall have the right, without the consent of the Custodian, the Seller or the Servicer, to assign, in whole or in part, its interests under this Agreement in all of the Mortgage Loans subject to any Transaction, and designate any person to exercise any rights of the Buyer, hereunder, and the assignee or designee shall accede to the rights and obligations hereunder of the Buyer with respect to such Mortgage Loans. All references to the Buyer shall be deemed to include its assignee or designee. In connection with any such assignment, the Custodian may require that arrangements reasonably satisfactory to it be made for the exchange of previously executed and outstanding Trust Receipts for a Trust Receipt representing such assignment.

     20. This Agreement shall terminate with respect to any Transaction upon the earlier of (a) the repurchase of all of the Mortgage Loans subject to such Transaction by the Seller pursuant to the Repurchase Agreement, which repurchase shall be evidenced by a notice from the Buyer to the Custodian and the Servicer stating that beneficial ownership of the Mortgage Loans has been transferred to the Seller, and following such notice from the Buyer, the Custodian and the Servicer are authorized to follow the Seller's instructions with respect thereto, or (b) the Buyer's election to obtain possession of the Mortgage Loans subject to a Transaction following an Event of Default (as defined in the Repurchase Agreement) by the Seller, which election shall be evidenced by a notice from the Buyer to the Custodian stating that the Seller is in default under the Repurchase Agreement, a copy of which notice shall be simultaneously delivered to the Seller and the Servicer, and delivery of the Custodian's Mortgage Files pursuant to the Buyer's instructions.

     21. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party or parties purportedly granting such waiver.

     22. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

     23. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.

     24. This Agreement shall be construed in accordance with the laws of the State of California without regard to any conflict of laws provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     25. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     26. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     27. Any notice, demand or consent, required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice, demand or consent shall be (i) sent by telecopy, (ii) delivered in person or (iii) transmitted by a recognized private (overnight) courier service, and shall be addressed as set forth in the front page hereof (or such other address as may hereafter be furnished to the other parties hereto, in writing, by such party wishing to change its address).

     28. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     IN WITNESS WHEREOF, Seller, Servicer, Buyer and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.

                    T.A.R. PREFERRED MORTGAGE CORPORATION,

                    as Seller


                    By:    /s/ Todd Rodriguez
                           ----------------------------------------
                    Name:  Todd Rodriguez
                           ----------------------------------------
                    Title: C.E.O.
                           ----------------------------------------

                    ADVANTA MORTGAGE CORP. USA,
                    as Servicer


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------


                    CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                    as Buyer


                    By:    /s/ Michael A. Commaroto
                           ----------------------------------------
                    Name:  Michael A. Commaroto
                           ----------------------------------------
                    Title: Vice President
                           ----------------------------------------

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Custodian


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------

      IN WITNESS WHEREOF, Seller, Servicer, Buyer and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.


                    T.A.R. PREFERRED MORTGAGE CORPORATION,
                    as Seller


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------

                    ADVANTA MORTGAGE CORP. USA,
                    as Servicer


                    By:    /s/ William P. Garland
                           ----------------------------------------
                    Name:  William P. Garland
                           ----------------------------------------
                    Title: SVP
                           ----------------------------------------


                    CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                    as Buyer


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Custodian


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------

      IN WITNESS WHEREOF, Seller, Servicer, Buyer and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.

                    T.A.R. PREFERRED MORTGAGE CORPORATION,
                    as Seller


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------


                    ADVANTA MORTGAGE CORP. USA,
                    as Servicer


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------


                    CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                    as Buyer


                    By:
                           ----------------------------------------
                    Name:
                           ----------------------------------------
                    Title:
                           ----------------------------------------


                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Custodian


                    By:    /s/ Michelle Lambott
                           -------------------------------------------
                    Name:  Michelle Lambott
                           -------------------------------------------
                    Title: AVP
                           -------------------------------------------

                                   EXHIBIT 1

                           CONTENTS OF LOAN SCHEDULE

     The Mortgage Loan Schedule shall include each of the following items with respect to each Mortgage Loan (capitalized terms not defined in this Custody Agreement have the meanings given to them in the Mortgage Loan Purchase Agreement dated as of March 31, 1996 between the Buyer and the Seller and the Custodial Agreement of even date among the Buyer, the Seller and the Custodian):

          (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the state and the zip code; (4) a code indicating whether the Mortgaged Property is owner occupied; (5) the number and type of residential units constituting the Mortgaged Property; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule;
     (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate at the time of origination; (9) the Due Date for the first payment on the Mortgage Loan; (10) the stated maturity date; (11) the amount of the Monthly Payment at the time of origination; (12) the last Due Date for which a Monthly Payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the unpaid principal balance of the Mortgage Loan; (15) a code indicating the purpose of the Mortgage Loan; (16) the Mortgagor's debt to income ratio;
     (17) the Mortgagor's credit score; (18) the outstanding principal balance of the First Lien; and (19) the Combined LTV at origination. With respect to the Mortgage Loans described in such schedule in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                                   EXHIBIT 2

                                 TRUST RECEIPT
                        TRANSACTION NUMBER ___________

                                                    ___________________, 199____

To:   CF First Boston Mortgage Capital Corp.          No. of Mortgage Loans
      Five World Trade Center                         Unpaid Principal
      New York, New York 10048                             Balance $____________
      Attn: Mr. Christian Bolarte
      Facsimile:

     Reference is made to the Custody Agreement among CS First Boston Mortgage Capital Corp. (the "Buyer"), T.A.R. Preferred Mortgage Corporation (the "Seller"), Advanta Mortgage Corp. U.S.A., as servicer and Bankers Trust Company of California, N.A., as custodian (the "Custodian") dated as of October 2, 1996 (the "Custody Agreement"), pursuant to which the Seller has delivered to the Custodian, with respect to each Mortgage Loan set forth on Schedule A hereto (the "Mortgage Loan Schedule"), the documents set forth in Section 2 of the Custody Agreement.

     With respect to each Mortgage Loan listed on the Mortgage Loan Schedule and except as otherwise noted on the Schedule of Exceptions set forth on Schedule B hereto, the Custodian confirms that (1) the Custodian has received all of the documents required to be delivered to the Custodian pursuant to items
(i) through (iii), (vi) and, to the extent provided, (iv), (v) and (vii) of
Section 1 of the Custody Agreement, (2) the Custodian has reviewed each Custodian's Mortgage File in accordance with Section 3 of the Custody Agreement, and the documents contained in each Custodian's Mortgage File conform to the requirements set forth in Section 3 of the Custody Agreement, and (3) the Custodian has physical possession of the documents in each Custodian's Mortgage File and will continue to hold each Custodian's Mortgage File as bailee of and agent for, and for the sole and exclusive use and benefit of, the addressee of this Trust Receipt, until such addressee directs the Custodian to the contrary in accordance with the Custody Agreement.

     The Custodian shall examine the documents received by the Custodian hereunder and shall make the verification specifically provided above. However, the Custodian shall not be responsible for, and shall not certify as to, the value, form, substance, validity, perfection, priority, recordability, genuineness, effectiveness or enforceability of any such documents or be responsible for determining whether any of such documents comply with the definition thereof set forth herein or in the Repurchase Agreement.

     All terms used herein and not otherwise defined herein shall have the respective meaning ascribed to such term in the Custody Agreement.

                         BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                         By:    ______________________________
                              Name:  ______________________________
                              Title: ______________________________

                                  SCHEDULE A

                            MORTGAGE LOAN SCHEDULE

                                  SCHEDULE B

                            SCHEDULE OF EXCEPTIONS

                                   EXHIBIT 3

                       REQUEST FOR RELEASE OF DOCUMENTS

To:  [CUSTODIAN]


     Re: Custody Agreement, dated as of ___________, 1996, among CS First
         Boston Mortgage Capital Corp. ("Buyer"), ____________________________
         ("Seller"), _________________________ ("Servicer") and
         _____________________ ("Custodian")

     In connection with the administration of the Mortgage Loans held by you as Custodian for the Buyer pursuant to the above-captioned Custody Agreement, we request the release, and hereby acknowledge receipt, of the (Custodian's Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
---------------------



Reason for Requesting Documents (check one)
-------------------------------


____ 1.   Mortgage Loan Paid in Full

         (Servicer hereby certifies that all amounts received in connection therewith will be held in trust for the Buyer as provided in the Master Repurchase Agreement, dated as of ________________, 1996, between the Seller and the Buyer (the "Repurchase Agreement").

____ 2.  Mortgage Loan Liquidated by

         (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and will be held in trust for the Buyer as provided in the Repurchase Agreement.)

____ 3.  Mortgage Loan in Foreclosure.

____ 4.  Other (explain)   _____________________________________________________
                           _____________________________________________________

     If box 1 or 2 above is checked, and if all or part of the Custodian's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

     If box 3 or 4 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                ------------------------------------------,
                Servicer


          By:     ________________________________________
          Name:   ________________________________________
          Title:  ________________________________________
          Date:   ________________________________________


[Release of documents consented to:

[BUYER]   Shipping Instructions:
          ----------------------


By:     ________________________________________
Name:   ________________________________________
Title:  ________________________________________
Date:   ________________________________________]

          Documents returned
          to Custodian (Item 3 or 4):

          [CUSTODIAN]


          By:     ________________________________________
          Name:   ________________________________________
          Title:  ________________________________________
          Date:   ________________________________________

                                   EXHIBIT 4

                    AUTHORIZED REPRESENTATIVES OF THE BUYER

Name                                Specimen Signature

-----------------------------       -------------------------------

-----------------------------       -------------------------------

-----------------------------       -------------------------------

                                   EXHIBIT 5

                   AUTHORIZED REPRESENTATIVES OF THE SELLER

Name                                Specimen Signature

-----------------------------       -------------------------------

-----------------------------       -------------------------------

-----------------------------       -------------------------------

                                   EXHIBIT 6

                  AUTHORIZED REPRESENTATIVES OF THE SERVICER

        Name                                         Specimen Signature

                                   EXHIBIT C
                              TRANSACTION NOTICE
                                    [Date]

CS First Boston Mortgage                            Transaction No.____________
Capital Corp.                                   Requested Purchase Price: $____
55 East 52nd Street                            Requested Purchase Date: $______
New York, NY 10055

Ladies and Gentlemen:

      The undersigned executes and delivers this Transaction Notice pursuant to the requirements of the Master Repurchase Agreement, dated as of, 1996 (the "Agreement") between CS First Boston Mortgage Capital Corp. ("Buyer") and T.A.R. Preferred Mortgage Corporation ("Seller") and in connection with the submission for sale thereunder on ___________________, 199___ (the "Purchase Date") of the mortgage loans ("Mortgage Loans") identified on the Schedule of Mortgage Loans attached hereto as Schedule I. The Mortgage Files are held by Bankers Trust Company of California, N.A. ("Custodian") pursuant to the Custody Agreement. All capitalized terms used in this Transaction Notice without definition shall have the same meanings herein as they have in the Agreement.

      Seller hereby represents and certifies to Buyer as follows:

          1. As of this date, Seller is in compliance with all of the terms and conditions of the Agreement.

          2. Except as otherwise previously disclosed in writing to Buyer, Seller's representations and warranties set forth in the Agreement, and any other related document are true and accurate as of the date of this Certificate.

          3. The Mortgage Loans, which are identified on [Schedule I] [the computer file enclosed herewith], satisfy the requirements of the eligibility set forth in the Agreement and all related agreements between Buyer and Seller.

          4. Pursuant to the purchase by Buyer of any or all of the Mortgage Loans, all of the Seller's right (including the power to convey title thereto), title and interest in and to each document constituting the Mortgage File and the Supplemental Mortgage File, delivered to and/or held by Custodian (the Mortgage File) or, held by or on behalf of Seller with respect to each purchased Mortgage Loan (the Supplemental Mortgage File), shall be transferred, assigned, set over and otherwise conveyed to Buyer.

                         T.A.R. PREFERRED MORTGAGE CORPORATION



                         By:    _______________________________
                         Name:  _______________________________
                         Title: _______________________________

                                   ANNEX II

            Names and Addresses for Communications Between Parties for C.S. First Boston

          Patrick McGrath
          C.S. First Boston Corporation Park Avenue Plaza
          55 East 52nd Street
          New York, New York 10055
          Telephone: (212) 909-3556
          Facsimile: (212) 318-1427

      for T.A.R. Preferred Mortgage Corporation

          Mr. Todd A. Rodriguez
          T.A.R. Preferred Mortgage Corporation
          19782 MacArthur Boulevard, Suite 250
          Irvine, CA 92715
          Telephone: (714) 474-0700
          Facsimile: (714) 660-3872